Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 3

AMENDMENT NO. 3, dated as of March 7, 2019 (this “Amendment”), among INGEVITY CORPORATION, a Delaware corporation (the “U.S. Borrower”), Ingevity Holdings SPRL (formerly known as MEADWESTVACO EUROPE SPRL), a Belgian private limited liability company (société privée à responsabilité limitée/besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of Belgium, with its registered office at Avenue des Olympiades 2, B-1140 Brussels and registered with the Belgian Crossroads Bank for Enterprises under number 0402.720.145, RPR/RPM Brussels (French speaking division) (the “Belgian Borrower” and together with the U.S. Borrower, the “Borrowers”), the other Loan Parties, the Lenders party hereto and WELLS FARGO BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), to the Credit Agreement dated as of March 7, 2016 (as amended, supplemented or otherwise modified prior to the date hereof, including pursuant to the Incremental Facility Agreement and Amendment No. 1, dated as of August 21, 2017 and the Incremental Facility Agreement and Amendment No. 2, dated as of August 7, 2018, the “Existing Credit Agreement” and, as amended by this Amendment, the “Amended Credit Agreement”), by and among the Borrowers, the Lenders from time to time party thereto, the Swingline Lender, the Issuing Banks and the Administrative Agent. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Existing Credit Agreement.
WHEREAS, pursuant to Section 9.02(b) of the Existing Credit Agreement, the Borrowers, the Administrative Agent and the Required Lenders may waive compliance with, amend or modify the Existing Credit Agreement pursuant to an agreement or agreements in writing;
WHEREAS, pursuant to Section 9.02(b) of the Existing Credit Agreement, the Borrowers, the Administrative Agent and each of the undersigned Lenders, together constituting the Required Lenders under the Existing Credit Agreement, are willing to amend the Existing Credit Agreement as set forth herein; and
WHEREAS, the Guarantors party hereto are willing to enter into this Amendment. NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
Section 1.Amendments and Waivers. The Existing Credit Agreement is, effective as of the Effective Date (as defined herein), hereby amended as follows:

(a)Section 1.01 of the Existing Credit Agreement is hereby amended by adding the following definitions in alphabetical order:

“Amendment No. 3” means that certain Amendment No. 3, dated as of March 7, 2019, by and among the Borrowers, the other Loan Parties, the Administrative Agent and the Lenders party thereto.
“Amendment No. 3 Effective Date” means March 7, 2019.
“Amendment No. 4” means that certain Incremental Facility Agreement and Amendment No. 4 dated as of March 7, 2019 by and among the Borrowers, the other Loan Parties, the Administrative Agent and the Lenders party thereto (including the Lenders that become Lenders pursuant thereto).
“Amendment No. 4 Incremental Term A-1 Commitment” means the commitment by certain Lenders to make Amendment No. 4 Incremental Term A-1 Loans to the U.S. Borrower pursuant to Amendment No. 4.
“Amendment No. 4 Incremental Term A-1 Loans” means the Term Loans incurred on or about the Amendment No. 3 Effective Date in an aggregate principal amount not to exceed $375,000,000.

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.
“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.
(b)The definition of “Applicable Rate” set forth in Section 1.01(a) of the Existing Credit Agreement is hereby amended by replacing “Section 5.01(a) or 5.01(b) of consolidated financial statements (commencing with the financial statements covering the first fiscal quarter commencing on or after the Initial Funding Date)” with “Section 5.01(d) of each Compliance Certificate (commencing with the first Compliance Certificate delivered after the Amendment No. 3 Effective Date)”.

(c)The definition of “Incremental Base Amount” set forth in Section 1.01(a) of the Existing Credit Agreement is hereby amended and restated in its entirety as set forth below:

“Incremental Base Amount” means, as of any date of determination, (a) $225,000,000 minus (b) the aggregate principal amount of Permitted Junior Lien Secured Indebtedness incurred pursuant to Section 6.02(i)(B).
(d)The following language is hereby added to the Existing Credit Agreement as a new Section 1.09:

"Section 1.09. Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction's laws), if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person."

(e)Section 2.11(g) of the Existing Credit Agreement is hereby amended by striking the word "Term" immediately after "(B) a notice of prepayment of".

(f)Section 2.21(a) of the Existing Credit Agreement is hereby amended by (x) replacing “the Amendment No. 2 Effective Date” with “the Amendment No. 3 Effective Date” and (y) adding the following language to the end of the first sentence: “; provided that for the avoidance of doubt, the establishment of the Amendment No. 4 Incremental Term A-1 Commitments shall not be subject to the foregoing test”.

(g)Section 2.21(b) of the Existing Credit Agreement is hereby amended by adding the following language after both “(A)” and “(B)” in the second sentence: “other than with respect to the Amendment No. 4 Incremental Term A-1 Loans,”.

(h)Section 5.01(d) of the Existing Credit Agreement is hereby amended by replacing “concurrently with” with “within five Business Days of”.

(i)Section 5.01(e) of the Existing Credit Agreement is hereby amended by replacing “concurrently with” with “within five Business Days of”.

(j)Section 5.01(g) of the Existing Credit Agreement is hereby amended by replacing “concurrently with” with “within five Business Days of”.

(k)Section 5.03 of the Existing Credit Agreement is hereby amended by adding the following at the end of such Section: “For purposes of this Section 5.03, if any new Person comes into existence in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws), such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.”

(l)The proviso to Section 6.02(i)(B) of the Existing Credit Agreement is hereby amended by adding the following language immediately after “together with the aggregate amount of Incremental Term Loans and Incremental Revolving commitment Increases then in effect”: “(excluding the Amendment No. 4 Incremental Term A-1 Loans and the Incremental Term Loans and Incremental Revolving Commitment Increases incurred or established pursuant to Amendment No. 1 and Amendment No. 2)”.

(m)Section 6.12(a) of the Existing Credit Agreement is hereby amended and restated in its entirety as set forth below:

(a)     Commencing with the first full fiscal quarter ending after the Initial Funding Date, the U.S. Borrower will not permit the Total Leverage Ratio for any Test Period to be greater than 4.00 to 1.00. Notwithstanding the foregoing, upon the borrowing of Incremental Term Loans, borrowing under Incremental Revolving Commitment Increases or the issuance of any other Indebtedness permitted under Section 6.01, in each case, to fund a Material Permitted Acquisition and until and including the end of the fourth full fiscal quarter thereafter (each such period, an “Increase Period”), the maximum permitted Total Leverage Ratio shall be increased to 4.50 to 1.00 (a “Step-Up”) for each Test Period ending during such Increase Period; provided that (x) such Increase Period shall be in effect for any fiscal quarter only to the extent that the U.S. Borrower shall have indicated in the Compliance Certificate for such fiscal quarter (1) that the borrowing of Incremental Term Loans, borrowing under Incremental Revolving Commitment Increases or the issuance of any other Indebtedness permitted under Section 6.01, in each case, to fund a Material Permitted Acquisition has occurred, (2) the date on which such Increase Period commenced and (3) that such Increase Period remains in effect for the applicable quarter and (y) in any period of five consecutive full fiscal quarters immediately following a Material Permitted Acquisition there shall be at least one fiscal quarter as of the end of which the Total Leverage Ratio has been complied with, without giving effect to a Step-Up).
(n)The following language is hereby added to the Existing Credit Agreement as a new Section 8.03:

“Section 8.03.    Certain ERISA Matters.

(a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true:

(i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments or this Agreement,

(ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement,

(iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or

(iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

(b) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto).”

(o)    Effective as of the Effective Date, the Required Lenders hereby waive any Default or Event of Default existing on the Effective Date that arose prior to the Effective Date from (w) the failure of the U.S. Borrower to deliver a Compliance Certificate within the time limit set forth in Section 5.01(d) of the Existing Credit Agreement, (x) the failure of the U.S. Borrower to deliver a certificate of an Authorized Officer or a Financial Officer of the U.S. Borrower within the time limit set forth in Section 5.01(e) of the Existing Credit Agreement, (y) the failure of the U.S. Borrower to deliver a detailed consolidated budget within the time limit set forth in Section 5.01(g) of the Existing Credit Agreement or (z) the incorrectness of any representation or warranty made or deemed made by the U.S. Borrower or any Restricted Subsidiary pursuant to Section 4.03(b) of the Existing Credit Agreement, solely to the extent that such representation or warranty was incorrect because a Default or Event of Default described in clause (w), (x) or (y) of this Section 1(l).

Section 2.Representations and Warranties. The Loan Parties represent and warrant to the Lenders and the Administrative Agent as of the Effective Date that:

(a)At the time of and immediately after giving effect to this Amendment, the representations and warranties of each Loan Party set forth in the Loan Documents are true and correct (A) in the case of the representations and warranties qualified as to materiality, in all respects and (B) otherwise, in all material respects, in each case on and as of the Effective Date, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty was so true and correct on and as of such prior date.

(b)Immediately prior to and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

Section 3.Conditions to Effectiveness. This Amendment shall become effective on the date (the “Effective Date”) on which:

(a)the Administrative Agent (or its counsel) shall have received from the Loan Parties and each of the Lenders constituting the Required Lenders under the Existing Credit Agreement, a counterpart of this Amendment signed on behalf of each such party;

(b)the Administrative Agent shall have received (i) true and complete copies of the Organizational Documents of each Loan Party and a copy of the resolutions, in form and substance reasonably satisfactory to the Administrative Agent, of the Board of Directors or other governing body, as applicable, of each Loan Party (or a duly authorized committee thereof) authorizing the execution, delivery and performance of this Amendment (and any agreements relating thereto), together with such certificates relating to the good standing of each Loan Party or the substantive equivalent, if any, available in the jurisdiction of organization for each Loan Party from the appropriate governmental officer in such jurisdiction as the Administrative Agent may reasonably request and (ii) a certificate of each Loan Party, dated the Effective Date, substantially in the form of Exhibit M to the Existing Credit Agreement or otherwise reasonably satisfactory to the Administrative Agent, with appropriate insertions, executed by an Authorized Officer of such Loan Party, and attaching the documents referred to in clause (i) above;

(c)the representations and warranties set forth in Section 2 hereof shall be true and correct and the Administrative Agent shall have received a certificate of an Authorized Officer to such effect;

(d)the Amendment No. 4 Incremental Term A-1 Loans (as defined in the Amended Credit Agreement) shall have been incurred following, but substantially concurrently with, the effectiveness of this Amendment;

(e)the U.S. Borrower shall have (1) reimbursed the Administrative Agent for the reasonable and documented out-of-pocket expenses incurred by it in connection with this Amendment, including the reasonable and documented fees, charges and disbursements of Cahill Gordon & Reindel llp, counsel for the Administrative Agent and (2) paid to the Administrative Agent, for the account of each Lender that has delivered a counterpart to this Amendment, a consent fee equal to 0.05% of the aggregate principal amount of the Commitments and outstanding Loans held by such Lender (in each case, immediately prior to giving effect to the Amendment and the Incremental Term Facility) (the “Consent Fee”), which, for the avoidance of doubt, represents the Consent Fee payable pursuant to Section 3(c) of the Engagement Letter dated as of February 20, 2019, between the U.S. Borrower and TD Securities (USA) LLC and shall not be paid in addition to such fee; and

(f)the Borrowers shall have provided to the Administrative Agent or any Lender all information and documentation reasonably requested in writing at least ten (10) days prior to the Effective Date by the Administrative Agent or such Lender for purposes of compliance with the Beneficial Ownership Regulation (as defined in the Amended Credit Agreement) (which information and documentation shall be true and correct in all material respects).

Section 4.Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or by email in Adobe “.pdf” format shall be effective as delivery of a manually executed counterpart hereof.

Section 5.Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 6.Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 7.Effect of Amendment.

(a)On and after the effectiveness of this Amendment, each reference in the Existing Credit Agreement to “this Credit Agreement”, “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Credit Agreement, shall mean and be a reference to the Existing Credit Agreement, as amended or waived by this Amendment.

(b)The Existing Credit Agreement and each of the other Loan Documents, in each case as specifically amended or waived by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agents under the Existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document, or any other provision of the Existing Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. The parties hereto expressly acknowledge that it is not their intention that this Amendment or any of the other Loan Documents executed or delivered pursuant hereto constitute a novation of any of the obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document, but rather constitute a modification thereof pursuant to the terms contained herein. The Existing Credit Agreement as amended hereby, shall be deemed to be a continuing agreement among the parties thereto, and all documents, instruments, and agreements delivered, as well as all Liens created, pursuant to or in connection with the Existing Credit Agreement and the other Loan Documents shall remain in full force and effect, each in accordance with its terms (as amended by this Amendment), unless such document, instrument, or agreement has otherwise been terminated or has expired in accordance with or pursuant to the terms of this Amendment or such document, instrument, or agreement or as otherwise agreed by the required parties hereto or thereto. Each party hereto acknowledges and agrees that the liens, security interests and assignments created and granted by any Grantor (as defined in the U.S. Collateral Agreement) under the U.S. Collateral Agreement or any Pledgor (as defined in the U.S. Law Belgian Pledge Agreement and any Belgian Security Agreement) that encumber the Collateral (as defined in the Existing Credit Agreement) shall continue to exist and remain valid and subsisting, shall not be impaired, extinguished or released hereby, shall remain in full force and effect, and are hereby ratified, renewed, brought forward, extended, and rearranged as security for the Obligations (as defined in the U.S. Collateral Agreement and the U.S. Law Belgian Pledge Agreement, each as amended by this Amendment) and the Secured Obligations (as defined in the Belgian Receivables Pledge Agreement, the Belgian Bank Accounts Pledge Agreement, and the Belgian Share Pledge Agreement, each as amended by this Amendment), as applicable. For the avoidance of doubt, each of the parties to this Amendment agrees, that, to the extent that any amendment made to the Existing Credit Agreement pursuant to this Amendment shall constitute a novation within the meaning of Article 1271 et seq. of the Belgian

Civil Code, then notwithstanding any such novation, all the rights (including in relation to the Collateral created under the Security Documents) of the Lender against the Loan Parties shall be maintained in accordance with Article 1278 of the Belgian Civil Code. This Amendment constitutes a Loan Document.

Section 8.Acknowledgement and Consent.

(a)Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Existing Credit Agreement and this Amendment and consents to the amendments of the Existing Credit Agreement effected pursuant to this Amendment. Each Guarantor hereby confirms that each Loan Document to which it is a party or otherwise bound will continue to guarantee to the fullest extent possible in accordance with the Loan Documents the payment and performance of all “Obligations” under each of the Loan Documents to which is a party (as such term is defined in the applicable Loan Document).

(b)Each Guarantor acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.

(c)Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Existing Credit Agreement or any other Loan Document to consent to the amendments to the Existing Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Existing Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Existing Credit Agreement.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
BORROWERS:

INGEVITY CORPORATION

By:	/S/ JOHN C. FORTSON
Name: John C. Fortson
Title: Executive Vice President, Chief Financial Officer and Treasurer

INGEVITY HOLDINGS SPRL

By:	/S/ JOHN C. FORTSON
Name: John C. Fortson
Title: Executive Vice President, Chief Financial Officer and Treasurer

GUARANTORS:

INGEVITY ARKANSAS, LLC

By:	/S/ JOHN C. FORTSON
Name: John C. Fortson
Title: Executive Vice President, Chief Financial Officer and Treasurer

INGEVITY SOUTH CAROLINA, LLC

By:	/S/ JOHN C. FORTSON
Name: John C. Fortson
Title: Executive Vice President, Chief Financial Officer and Treasurer

[Signature Page to Ingevity Amendment No. 3]

INGEVITY SERVICES, INC.

By:	/S/ JOHN C. FORTSON
Name: John C. Fortson
Title: Executive Vice President, Chief Financial Officer and Treasurer

INGEVITY VIRGINIA CORPORATION

By:	/S/ JOHN C. FORTSON
Name: John C. Fortson
Title: Executive Vice President, Chief Financial Officer and Treasurer

INGEVITY GEORGIA, LLC

By:	/S/ JOHN C. FORTSON
Name: John C. Fortson
Title: Executive Vice President, Chief Financial Officer and Treasurer

[Signature Page to Ingevity Amendment No. 3]

ADMINISTRATIVE AGENT, SWINGLINE
LENDER AND ISSUING BANK:

WELLS FARGO BANK, N.A.,
as Administrative Agent and Lender

By:	/S/ DANIEL R. VAN AKEN
Name: Daniel R. Van Aken
Title: Managing Director

[Signature Page to Ingevity Amendment No. 3]

LENDERS:

Bank of America N.A.,
as a Lender

By:	/S/ CARLOS MORALES
Name: Carlos Morales
Title: Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Ingevity Amendment No. 3]

LENDERS:

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/S/ ANTJE FOCKE
Name: Antje Focke
Title: Executive Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Ingevity Amendment No. 3]

LENDERS:

CITIZENS BANK, N.A. (as successor by merger to CITIZENS BANK OF PENNSYLVANIA), as a Lender

By:	/S/ DAVID W. DINELLA
Name: David W. Dinella
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Ingevity Amendment No. 3]

LENDERS:

PNC Bank, National Association,
as a Lender

By:	/S/ BRANDON K. FIDDLER
Name: Brandon K. Fiddler
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Ingevity Amendment No. 3]

LENDERS:

SunTrust Bank,
as a Lender

By:	/S/ CHRIS HURSEY
Name: Chris Hursey
Title: Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Ingevity Amendment No. 3]

LENDERS:

MUFG Bank, Ltd., (Formerly known as "The Bank of Tokyo-Mitsubishi UFJ, Ltd.), as a Lender

By:	/S/ LIWEI LIU
Name: Liwei Liu
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Ingevity Amendment No. 3]

LENDERS:

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/S/ MARK IREY
Name: Mark Irey
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Ingevity Amendment No. 3]

LENDERS:

TD Bank, N.A.,
as a Lender

By:	/S/ MICHELE DRAGONETTI
Name: Michele Dragonetti
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Ingevity Amendment No. 3]

LENDERS:

BMO HARRIS BANK N.A.,
as a Lender

By:	/S/ JASON DEEGAN
Name: Jason Deegan
Title: Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Ingevity Amendment No. 3]

LENDERS:

Citibank, N.A.,
as a Lender

By:	/S/ MICHAEL SAURER
Name: Michael Saurer
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Ingevity Amendment No. 3]

LENDERS:

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/S/ MICHAEL FOURNIER
Name: Michael Fournier
Title: Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Ingevity Amendment No. 3]

LENDERS:

GOLDMAN SACHS BANK USA,
as a Lender

By:	/S/ RYAN DURKIN
Name: Ryan Durkin
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Ingevity Amendment No. 3]